                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                               Earl Scheib, Inc.
             -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                               Earl Scheib, Inc.
             -----------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11:

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid: $

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

EARL SCHEIB, INC.
8737 Wilshire Boulevard
Beverly Hills, California 90211
                                                                           LOGO
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS                    OF EARL SCHEIB, INC.


To the Shareholders of
EARL SCHEIB, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of EARL SCHEIB, INC. (the "Company") will be held at the Earl Scheib Paint and Body Shop located at 3431 Tyler Avenue, El Monte, California on August 15, 1995 at 10:00 a.m., for the following purposes:

(1) To elect six directors, each for a term of one year and until their successors shall have been duly elected and qualified.

(2) To adopt the Amended and Restated Bylaws of Earl Scheib, Inc.

(3) To transact such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on July 13, 1995, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Your attention is called to the Proxy Statement and accompanying Proxy Card. You are requested, whether or not you plan to be present at the meeting, to sign, date and return the Proxy Card in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the Annual Meeting, you may withdraw your proxy and vote your own shares at the meeting.

A copy of the 1995 Annual Report of the Company accompanies this Notice but is not a part of the proxy solicitation material.

                                          By order of the Board of Directors

                                            /s/ Yvonne E. Beattie

                                               YVONNE E. BEATTIE
                                                   Secretary

Beverly Hills, California
July 17, 1995

IT IS IMPORTANT THAT ALL SHAREHOLDERS BE REPRESENTED AT THE ANNUAL MEETING. SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON SHOULD MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH WILL BE USED AT THE ANNUAL MEETING. A SELF-ADDRESSED, STAMPED ENVELOPE IS ENCLOSED HEREWITH FOR THAT PURPOSE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION IS APPRECIATED.

Requests for additional copies of proxy material should be addressed to Yvonne
E. Beattie, Secretary, at the offices of the Company, 8737 Wilshire Boulevard, Beverly Hills, California 90211, (310) 652-4880 ext. 38.

Earl Scheib, Inc. is listed and traded on the American Stock Exchange (Symbol "ESH").

EARL SCHEIB INC.
8737 WILSHIRE BOULEVARD
BEVERLY HILLS, CALIFORNIA 90211

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS                                             LOGO
TO BE HELD AUGUST 15, 1995                                 OF EARL SCHEIB, INC.

The accompanying proxy is solicited by the Board of Directors of Earl Scheib, Inc. (the "Company"), to be used at the Annual Meeting of Shareholders to be held on August 15, 1995 and any adjournment thereof (the "Meeting"). Shares represented by valid proxies in the enclosed form will be voted as specified if executed and received in time for the Meeting. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO BEING VOTED BY DELIVERING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

This Notice of Annual Meeting and Proxy Statement is being mailed to shareholders on or about July 17, 1995.

VOTING SECURITIES

Only shareholders of record at the close of business on July 13, 1995, are entitled to notice of and to vote at the Meeting, each share having one vote. In electing directors, each shareholder entitled to vote is entitled to as many votes as shall equal the number of shares held by him or her on July 13, 1995, multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single director or may distribute them among the directors to be elected, or any two or more of them. The election of directors will require the affirmative vote of a plurality of the shares of the Common Stock voting in person or by proxy at the Meeting. On the record date the Company had issued and outstanding 4,568,228 shares of Common Stock, par value $1.00.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table indicates the number of shares of the Company's Common Stock beneficially owned as of May 17, 1995, by (i) all persons known to the Company to own more than 5% thereof, (ii) all directors and nominees for director of the Company, and (iii) all directors and officers of the Company as a group:

                                                      AMOUNT
                                                    AND NATURE       PERCENT OF
                     NAME OF                       OF BENEFICIAL       COMMON
                BENEFICIAL OWNER                   OWNERSHIP(a)        STOCK
                ----------------                   -------------     ----------
Dimensional Fund Advisors, Inc...................      311,600(b)        6.8%
 1299 Ocean Avenue, Suite 650
 Santa Monica, CA 90401
Gabelli Funds, Inc. and affiliates...............      844,360(c)       18.5
 One Corporate Center
 Rye, NY 10580
Orion Capital Corp...............................      485,600          10.6
 30 Rockefeller Plaza
 New York, NY 10112
Quest Advisory Group.............................      251,900(d)        5.5
 1414 Avenue of the Americas
 New York, NY 10019
Philip Wm. Colburn...............................        2,000           *
Alexander L. Kyman...............................          100(e)        *
Daniel A. Seigel.................................      100,000           2.2
Donald R. Scheib.................................    1,375,684(f)       30.1
Robert L. Spencer................................        1,000           *
Robert Wilkinson.................................
All directors, nominees for director and officers
as a group (9 persons)...........................    1,544,079(f)(g)    33.8

- - --------
*Indicates ownership of less than l% of the Company's Common Stock

(a) Except as noted below, each of such beneficial owners exercises sole voting and investment power over all shares shown.

(b) According to a Securities and Exchange Commission Schedule 13G, dated February 9, 1994. Dimensional Fund Advisors, Inc. holds all such shares for the benefit of its clients.

(c) According to a Securities and Exchange Commission Schedule 13D, dated December 13, 1994, Gabelli Funds, Inc. and its affiliates hold all such shares for the benefit of their clients. Gabelli Funds, Inc. claims beneficial ownership of all 844,360 shares except for 9,460 shares owned by Mario J. Gabelli as an individual, and except for 85,000 shares which GAMCO Investors, Inc. (an affiliate) does not possess voting power.

(d) According to a Securities and Exchange Commission Schedule 13G, dated February 16, 1994.

(e) Shares are owned by a trust of which Mr. Kyman is one of two trustees.

(f) Mr. Scheib is one of two successor co-executors of the estate of Earl A. Scheib (the "Estate") which owns, as of May 17, 1995, 1,299,684 shares over which Mr. Scheib shares investment and voting power. On February 16, 1994, the Estate executed a Stock Pledge Agreement ("Stock Pledge Agreement") with a bank whereby the Estate pledged all of its then owned shares to the bank to secure indebtedness owed by the Estate to the bank. In the event of a default under the Stock Pledge Agreement, a change in control of the Company may result. (For further information, see "Certain Transactions with Related Parties"). Mr. Scheib is also the trustee of a trust which holds 60,000 shares of which Mr. Scheib has sole investment and voting power. Mr. Scheib disclaims beneficial ownership of the shares held by such trust. The number also includes 8,000 shares issuable to Mr Scheib upon exercise of options granted pursuant to the Company's 1982 Incentive Stock Option Plan ("ISO Plan").

(g) Includes 19,900 shares issuable upon exercise of options granted to certain officers pursuant to the Company's ISO Plan.

ELECTION OF DIRECTORS

Six persons are to be elected to the Board of Directors, each for a term of one year, commencing on the date of the Meeting and continuing until the Annual Meeting of Shareholders to be held in August 1996 and until their successors have been duly elected and qualified. The persons named below will be nominated to serve until the 1996 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Of the six nominees, Donald R. Scheib as the successor co-executor for the estate of Earl Scheib can be deemed a "controlling person" of the Company.

In the absence of instructions to the contrary, proxies covering shares of Common Stock will be voted in favor of the election of the nominees listed below to serve for one year terms, as described above, or, if considered desirable, cumulative voting rights will be exercised by the proxy holder to elect as many of such nominees as possible. All of the nominees are currently serving as directors of the Company. In the event that any nominee for director should become unavailable, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. The Board of Directors has no present knowledge that any of the persons named will be unavailable to serve.

INFORMATION CONCERNING DIRECTORS AND NOMINEES TO BOARD OF DIRECTORS

The following table sets forth the principal occupation or employment and principal business of the employer, if any, of each director and nominee for director of the Company, as well as his age, business experience, other directorships held by him and the period during which he has previously served as director of the Company:

     NAME, AGE                 PRINCIPAL OCCUPATION FOR PAST FIVE YEARS;
AND PRESENT POSITION           OTHER DIRECTORSHIPS; BUSINESS EXPERIENCE
- - --------------------           -----------------------------------------

Daniel A. Seigel, 53           A director since November 1994 when Mr. Seigel
 President and Chief           was employed as the Company's President and
 Executive Officer, Director   Executive Officer. From March 1993 through
                               1994, Mr. Seigel was President and Chief
                               Executive Officer of Thrifty Corporation
                               (retail pharmacy). Prior to that and since
                               March 1990, Mr. Seigel was the President of
                               Thrifty Corporation. Prior to joining Thrifty
                               Corporation and since 1986, Mr. Seigel served
                               as President, Chief Executive Officer and a
                               director of Pacific Energy, an alternative
                               energy subsidiary of Pacific Enterprises. In
                               addition, Mr. Seigel is a director of MC and
                               Gart which are sporting goods retailers.

Philip Wm. Colburn, 66         A director since June 1992, Mr. Colburn has
 Director                      more than 30 years experience in the automotive
                               industry. Since March 1988, Mr. Colburn has
                               served as the Chairman of the Board of the
                               Allen Group, Inc., which is a manufacturer of
                               automotive and telecommunications products and
                               listed on the New York Stock Exchange. From
                               March 1988 to January 1992, Mr. Colburn also
                               served as the Chief Executive Officer of the
                               Allen Group, Inc. He has been a director of the
                               Allen Group, Inc. since 1973. Mr. Colburn is a
                               Director of Superior Industries International
                               (custom auto accessories). Mr. Colburn is a
                               member of the Company's Audit Committee and is
                               Chairman of the Compensation Committee.

Alexander L. Kyman, 65         A director since August 1994, Mr. Kyman from
 Director                      1984 to 1992 was President of City National
                               Bank (commercial bank). From 1992 through 1993,
                               Mr. Kyman was Vice Chairman of City National
                               Bank. Mr. Kyman is a Director of DEP
                               Corporation (personal care products).
                               Currently, Mr. Kyman is a business and
                               financial consultant. Mr. Kyman is a member of
                               the Company's Audit Committee and Compensation
                               Committee.

Donald R. Scheib, 59           A director since 1966, Mr. Scheib was the
 Chairman of the Board         President and Chief Executive Officer of the
                               Company from 1992 through 1994. For more than
                               five years prior thereto, Mr. Scheib served the
                               Company as its Vice President, in charge of the
                               Western Region.


     NAME, AGE                 PRINCIPAL OCCUPATION FOR PAST FIVE YEARS;
AND PRESENT POSITION           OTHER DIRECTORSHIPS; BUSINESS EXPERIENCE
- - --------------------           -----------------------------------------

Robert L. Spencer, 77          A director since 1990, Mr. Spencer has been for
 Director                      more than the last five years self-employed
                               with Spencer Associates which is engaged in
                               merger and acquisition and financial services
                               consultation. Mr. Spencer is a former partner
                               of BDO Seidman, the Company's independent
                               auditors. Mr. Spencer is Chairman of the
                               Company's Audit Committee and a member of the
                               Compensation Committee.

Robert F. Wilkinson, 61        Mr. Wilkinson became a director in 1994. Since
                               1990, Mr. Wilkinson has been President and
                               Chief Executive Officer of Sinclair Paint Co
                               (paint manufacturer and distributor). Prior to
                               that and for more than twenty years, Mr.
                               Wilkinson held various senior executive
                               positions with PPG Industries in its coatings
                               and resins division.


THE BOARD OF DIRECTORS

MEETINGS, ORGANIZATIONS AND REMUNERATION

During the fiscal year ended April 30, 1995, the Board of Directors met eight
(8) times. For their services on the Board during the 1995 fiscal year, non-employee directors were paid $18,000 as a retainer which includes compensation for all regular meetings. Non-employee directors receive an additional $1,000 for each special meeting attended in person, if any. Members of the Audit Committee receive $500 for each meeting attended in person. Members of the Compensation Committee receive no additional remuneration. The Board of Directors has no standing nominating committee. Each director attended at least 75% of all Board and applicable committee meetings.

AUDIT COMMITTEE

The Audit Committee recommends to the Board of Directors a firm of independent certified public accountants to conduct the annual audit of the Company's books and records; reviews with such accounting firm the scope and results of the annual audit; reviews the performance of such independent accountants of professional services, in addition to those which are audit related; consults with the independent accountants with regard to the adequacy of the Company's system of internal accounting controls; and reviews fees charged by the independent accountants for professional services.

The Company's independent public accountants are invited to attend meetings of the Audit Committee and certain members of management may also be invited to attend. The Audit Committee consists of three nonemployee directors, Messrs. Robert Spencer, who acts as Chairman, Philip Wm. Colburn and Alexander L. Kyman. The Audit Committee met three times during the fiscal year ended April 30, 1995.

COMPENSATION COMMITTEE

The Compensation Committee reviews and approves all salary arrangements and other remuneration for officers of the Company. The Compensation Committee consists of three nonemployee directors, Messrs. Philip Wm. Colburn, who acts as Chairman, Robert Spencer and Alexander L. Kyman. The Compensation Committee met one time during the fiscal year ended April 30, 1995.

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during the year. None of the executive officers of the Company has served on the board of directors or on the compensation committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Company.

EXECUTIVE COMPENSATION

The following tables and narrative text discuss the compensation paid in the fiscal year ended April 30, 1995, and the two prior fiscal years to the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers (the "Named Executives").

                           SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION

                                                     All Other
         Name and           Fiscal Salary     Bonus Compensation
    Principal Position       Year  ($)(1)       ($)    ($)(7)
- - ----------------------------------------------------------------
Daniel A. Seigel             1995  111,743        0         0
President and Chief
Executive Officer(2)
Donald R. Scheib(3)          1995  258,686(3)     0    27,185
Chairman of the Board        1994  279,092        0    27,185
                             1993  279,092        0        (8)
Sam V. LaMonto(4)            1995  186,638(4)     0    44,414
                             1994  188,092        0    44,414
                             1993  188,092        0        (8)
Richard J. Gariglio(4)       1995  195,680(4)     0    47,367
                             1994  188,092        0    47,367
                             1993  188,092    1,474        (8)
John K. Minnihan             1995  161,480        0    28,735
Vice President Finance &     1994  161,480        0    28,735
Chief Financial Officer      1993  161,480        0        (8)
Albert J. Scheib(5)          1995  146,613        0    14,116
                             1994  151,032        0    14,116
                             1993  151,032        0        (8)
Christian K. Bement          1995   42,500        0         0
Executive Vice President &
Chief Operating Officer(6)

- - --------
(1) The Company maintains a non-qualified Supplemental Employee Retirement Plan ("SERP") for selected employees of the Company, including officers. The plan is funded by the Company through life insurance policies on the participants. Participants contribute a portion of the cost of this plan through deferred salary compensation agreements with the Company. Mr. Seigel and Mr. Bement do not participate in the SERP. For the fiscal year ended April 30, 1995, the following Named Executives deferred the following portion of their salary and contributed that deferred amount to their respective SERP:

      Donald R. Scheib................................................... $7,875
      Sam V. LaMonto..................................................... $7,875
      Richard J. Gariglio................................................ $7,875
      John K. Minnihan................................................... $6,625
      Albert J. Scheib................................................... $4,000

(2) Mr. Seigel serves the Company pursuant to an employment agreement dated as of November 18, 1994 which provides for his employment as President and Chief Executive Officer. Mr. Seigel's annual salary is $250,000 and serves at the discretion of the Company. Mr. Seigel is entitled to termination benefits under certain circumstances. Compensation for the fiscal year ending April 30, 1995 represents 5 1/2 months of service.
(3) Mr. Donald R. Scheib became Chairman of the Board in November 1994 at which time he resigned as President and CEO. Mr. Scheib serves the Company pursuant to an agreement dated as of November 18, 1994 which provides for his employment as a consultant to the Company and Chairman of the Company through December 31, 1996. The agreement provides for a total salary of $442,916 spread over the 25 1/2 month term. Mr. Scheib is entitled to termination benefits under certain circumstances.
(4) Mr. LaMonto and Mr. Gariglio both retired effective March 31, 1995. In lieu of any retirement and severance obligations under the SERP or otherwise and in consideration of a waiver and cancellation of all stock options granted to Mr. LaMonto and Mr. Gariglio, the Company agreed to pay each individual $60,000 per year for 5 years commencing on or about April 1, 1995, and $40,000 per year for 10 years commencing on or about April 1, 2000.
(5) Mr. Albert J. Scheib resigned as Vice President on March 1, 1995 and became director of research and development at an annual salary of $98,000 pursuant to an agreement dated March 1, 1995. Pursuant to the agreement, Mr. Scheib's employment continues through December 31, 1996 and the Company agreed to credit $50,000 per year for two years to Mr. Scheib's SERP. On April 25, 1994, Mr. Albert J. Scheib filed for protection under Chapter 7 of Title 11 of the United States Code.
(6) Compensation for the fiscal year ending April 30, 1995 represents 3 months of service.
(7) Includes for Mr. Donald R. Scheib: $24,485 contributed by the Company to the SERP and $2,700 contributed by the Company for whole life insurance premiums; for Mr. LaMonto: $40,305 contributed by the Company to the SERP and $4,109 contributed by the Company for whole life insurance premiums; for Mr. Gariglio: $42,085 contributed by the Company to the SERP and $5,282 contributed by the Company for whole life insurance premiums; for Mr.
    Minnihan: $25,735 contributed by the Company to the SERP and $3,000 contributed by the Company for whole life insurance premiums; and for Mr.
    A. Scheib: $12,400 contributed by the Company to the SERP and $1,716 contributed by the Company for whole life insurance premiums.
(8) Under the Securities and Exchange Commission rules on executive compensation disclosure, no disclosure regarding items included in this column is required for the fiscal year ending 1993.

                     OPTION GRANTS DURING LAST FISCAL YEAR
                    AND ASSUMED POTENTIAL REALIZABLE VALUES

The following table sets forth as to each of the Named Executives information with respect to option grants during the fiscal year ending April 30, 1995 and the potential realizable value of such option grants: (i) the number of shares of Common Stock underlying options granted during the fiscal year ending April 30, 1995, (ii) the percentage that such options represent of all options granted to employees during the fiscal year ending April 30, 1995, (iii) the exercise price, (iv) the expiration date and (v) the potential realizable value, assuming a 5% and 10% annual rate of appreciation in the Common Stock during the option terms. The 5% and 10% assumed rates of growth are for illustrative purposes only. They are not intended to predict future stock prices, which will depend on market conditions and other factors such as the Company's performance.

                         Individual Grants
- - -----------------------------------------------------------------------
                                                                              Potential Realizable
                                        % of                                Value At Assumed Annual
                        Number of      Total                                  Rates of Stock Price
                        Securities    Options                               Appreciation for Option
                        Underlying   Granted to                                     Term(2)
                         Options/    Employees                             -----------------------------
                         Granted     in Fiscal    Exercise   Expiration      0%
                           (#)          Year    Price ($/sh)    Date       ($)(1)   5% ($)      10% ($)
- - -----------------------------------------------------------------------------------------------------------
Daniel A. Seigel         400,000        44.3        (3)      11/15/1999    100,000  836,000(3) 1,604,000(3)
Donald R. Scheib(4)       40,000         4.4      4.50       06/27/2004             113,200      286,800
Sam V. LaMonto(4)         20,000(5)      2.2      4.50       06/27/2004(5)                 (5)          (5)
Richard J. Gariglio(4)    20,000(5)      2.2      4.50       06/27/2004(5)                 (5)          (5)
John K. Minnihan(4)       17,000         2.8      4.50       06/27/2004              48,110      121,890
                           8,000                  7.375      03/30/2005              37,080       94,040
Albert J. Scheib(4)       20,000         3.3      4.50       06/27/2004              56,600      143,400
                          10,000                  7.375      03/30/2005              46,350      117,500
Christian K. Bement      100,000        22.1      5.50(6)    01/10/2000             152,000      336,000
                         100,000                  9.00       01/10/2000            (198,000)     (14,000)

- - --------
(1) This column shows the potential realizable value at date of grant since the lowest exercise price available to Mr. Seigel (see footnote (2) below), was below the market price of the underlying security of $5.75 on the date of grant.
(2) Amounts for the Named Executives shown under the "Potential Realizable Value" columns have been calculated by multiplying the exercise price by the annual appreciation rate shown (compounded for the term of the options), subtracting the exercise price per share and multiplying the gain per share by the number of shares covered by the options.
(3) Mr. Seigel's options become vested and exercisable in a 50% installment on the first anniversary following the date of grant and in 12.5% installments on each quarter following the first anniversary of the date of grant. The exercise prices are as follows:

  $5.00 for the period 11/15/94--11/30/95
  $5.50 for the period 12/01/95--11/30/96
  $6.00 for the period 12/01/96--11/15/97
  $6.50 for the period 11/16/97--11/15/98
  $7.00 for the period 11/16/98--11/15/99

  The Potential Realizable Values assume that Mr. Seigel exercises his options at the lowest exercise price available.

(4) All options were granted pursuant to the Earl Scheib, Inc. 1994 Performance Employee Stock Option Plan ("1994 Plan") and become vested and exercisable 50% on the second anniversary following the date of grant, 75% on the third anniversary following the date of grant and 100% on the fourth anniversary following the date of grant. Options granted under the 1994 Plan require grantees to be Company employees at each "vesting" date.

(5) As described in footnote (4) to the Summary Compensation Table, Messrs. LaMonto's and Gariglio's options were cancelled.

(6) Mr. Bement's options become vested and exercisable in a 50% installment on the first anniversary following the date of grant and in 12.5% installments on each quarter following the first anniversary of the date of grant, however under certain circumstances the options become exercisable in 12.5% installments on each quarter following the date of grant.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

The following table sets forth below information with respect to previously granted options which were exercised (if any) or which remain outstanding for the Named Executives.

                                                         Value of
                                         Number of      Unexercised
                                        Unexercised    In-the-Money
                      Shares            Options at      Options at
                     Acquired           FY-End (#)      FY-End ($)
                        on     Value
                     Exercise Realized Exercisable/    Exercisable/
       Name             (#)     ($)    Unexercisable   Unexercisable
- - --------------------------------------------------------------------
Donald R. Scheib         0        0        8,000(1)         (3)
Sam V. LaMonto           0        0        8,900(1)(2)      (3)
Richard J. Gariglio      0        0        8,900(1)(2)      (3)
John K. Minnihan         0        0        8,900(1)         (3)
Albert J. Scheib         0        0        8,000(1)         (3)

- - --------
(1) 100% exercisable. The Options were awarded under the Company's 1982 Incentive Stock Option Plan (the "ISO Plan").
  The ISO Plan terminated on March 5, 1992, and no ISOs may be granted after that date.
  The ISOs granted under the ISO Plan were not exercisable until six months after the date of grant, but were exercisable in full thereafter. A grantee may pay the purchase price of an ISO with a promissory note, bearing interest at a rate determined by the Committee when the ISO is exercised, which rate complies with the interest rate specified in Section 483 of the IRC to preclude the imputation of unstated interest, within the meaning of
  Section 483. The promissory notes delivered to the Company are due in full in five years or in full or in part upon demand, whichever is earlier, and are secured by a pledge of the shares of Common Stock relating thereto. No ISOs were exercised during the fiscal year ended April 30, 1995, and 27,900 ISOs remain outstanding. No executive officers were indebted to the Company by reason of such promissory notes during the fiscal year ended April 30, 1995.
(2) As described in footnote (4) to the Summary Compensation Table, Messrs. LaMonto's and Gariglio's options under the ISO Plan were cancelled.

(3) None of the options currently have any value since the exercise prices of the options exceed the fair market value of the underlying shares. Option exercise prices are $12.35 per share for Messrs. Donald and Albert Scheib; $11.23 per share for the other Named Executives.

REPORT OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") is responsible for administering the executive compensation plans and programs of the Company and for making recommendations to the Board of Directors regarding the compensation of and benefits provided to the Chief Executive Officer and the other executive officers. Each member of the Compensation Committee, whose names are set forth below this report, is an independent director of the Company.

COMPENSATION POLICIES

The Company's executive compensation programs are designed to:

1. Motivate executive officers to increase the Company's performance primarily for the benefit of its shareholders but also for the benefit of its customers and other constituencies;

2. Reward executives for superior individual contributions to the achievement of the Company's business objectives; and

3. Align the interests of the Company's executive officers and key employees with the interests of its stockholders through equity based compensation programs.

For the Fiscal Year ended April 30, 1995, the key elements of the compensation program for executive management were base salary, annual cash bonus and stock option grants. The Compensation Committee reevaluates executive compensation periodically to institute compensation packages which relate in part to overall Company performance and are similar to compensation packages awarded to similar positions in the industry. The Compensation Committee has instituted a policy that an increasing emphasis be placed on incentive compensation for executive officers through the use of stock options, rather than on base salary. This approach serves to align the interests of the executive officer with those of the shareholders.

BASE SALARY

Base salary levels generally are determined on the Compensation Committee's assessment of prevailing levels among similarly sized publicly-held companies. The Committee also considers other factors, including the Company's financial performance and the depth of the duties and functions of each of the Named Executives. None of the Named Executives received raises for the 1994 or 1995 fiscal years. The base salary is deemed to have been appropriate by the Compensation Committee in view of the prior and expected contributions of the Named Executives to the Company's development.

DISCRETIONARY ANNUAL BONUSES

Discretionary annual bonuses are determined based on the Company's performance during the previous year, focusing particularly on enhancement of shareholder value, growth in earnings and individual performance. With one exception, no bonuses have been paid for the previous three fiscal years.

EQUITY BASED PLAN

In 1994, the shareholders adopted the Earl Scheib, Inc. 1994 Performance Employee Stock Option Plan ("Employee Plan"). The Employee Plan was adopted to better align the interests of the Company's management and employees with those of the shareholders. Options will be granted under the Employee Plan upon recommendations of management. Options typically vest over a four-year period and are typically granted at fair market value on the date of grant. In addition, the Company has adopted the Earl Scheib, Inc. Board of Directors Stock Option Plan ("Board Plan") to provide an equity based incentive to the Company's nonemployee directors. The Board Plan provides that each independent director shall be eligible for a grant of options to purchase 10,000 shares of Common Stock at the fair market value on the date of grant and vest over a four year period.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

In November 1994, Mr. Donald Scheib was named Chairman of the Board and resigned as Chief Executive Officer of the Company and Mr. Seigel was hired in that capacity. Mr. Scheib was not awarded a raise in annual compensation from the prior fiscal year for the period he was Chief Executive Officer during the fiscal year ended April 30, 1995. Mr. Scheib was not eligible for an annual bonus for the fiscal year ended April 30, 1995 in that he was no longer an officer at such date.

Pursuant to his employment agreement, Mr. Seigel, the Company's President and Chief Executive Officer, is paid an annual salary of $250,000 and any bonus awarded is within the discretion of the Board of Directors.

Mr. Seigel was granted stock options to purchase up to 400,000 shares of Common Stock in November 1994. All of the options granted were granted at exercise prices both below and above the then-current fair market value of the Common Stock and vest over a two year period.

The Compensation Committee's consideration of the compensation of Mr. Seigel was strongly influenced by his experience as an executive over the course of his career with various corporations, both public and private, and the Company's need for expertise and leadership to improve and restructure the Company's operations and financial results.

Qualitatively, the Compensation Committee intends to evaluate CEO compensation in light of the Company's financial results. The Compensation Committee will emphasize various factors, including but not limited to, increased revenue and earnings, growth in equity and appreciation in stock price, and increased efficiency and profit margins.

                                          Philip Wm. Colburn, Chairman
                                          Alexander L. Kyman
                                          Robert L. Spencer

PERFORMANCE GRAPH

The Performance Graph below compares total cumulative shareholder return on the Company's Common Stock, the Amex Index and the Media General Automotive Parts and Accessories Industry Index.




               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
             AMONG EARL SCHEIB, INDUSTRY INDEX AND BROAD MARKET

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period
(Fiscal Year Covered)        EARL SCHEIB    INDUSTRY INDEX   BRAOD MARKET
- - ---------------------        -----------    --------------   ------------
Measurement Pt- 04/30/90     $100.00        $100.00          $100.00
FYE  04/30/91                $ 94.82        $ 99.73          $108.26
FYE  04/30/92                $ 88.30        $148.32          $117.85
FYE  04/30/93                $ 56.65        $185.71          $122.60
FYE  04/30/94                $ 38.33        $217.81          $129.70
FYE  04/30/95                $ 55.36        $211.14          $140.38

                        PROPOSAL TO APPROVE THE AMENDED
                    AND RESTATED BYLAWS OF EARL SCHEIB, INC.

At the Meeting, Shareholders will be asked to consider and vote upon a proposal to adopt the Amended and Restated Bylaws of Earl Scheib, Inc., which are attached hereto as Exhibit A ("New Bylaws"). The following description should be read in conjunction with, and is qualified in its entirety by, reference to the full text of the New Bylaws.

Adoption of the New Bylaws will require the affirmative vote of the majority of the shares of Common Stock of the Company issued and outstanding on the record date. If no specific instructions are given with respect to the adoption of the Bylaws, the shares represented by a signed proxy will be voted for their adoption.

The Company's existing By-Laws ("Existing By-Laws") were adopted in 1961 and have been amended many times since their adoption. The Existing By-Laws contain provisions which are no longer appropriate for the Company and have not been updated for recent changes in the Delaware General Corporation Law ("Delaware Law") the state in which the Company is incorporated. The following summarizes the significant changes reflected in the New Bylaws.

Annual Meetings of Shareholders. The Existing By-Laws provide for an Annual Meeting on August 15. The New Bylaws allow the date to be set by the Board of Directors. The Board of Directors intends to retain the August 15 date.

Special Meeting of Shareholders. The New Bylaws provide that only a majority of the Board of Directors may call a Special Meeting whereas the Existing By-Laws also allowed the President to call a Special Meeting.

Voting. Eliminates provision in Existing By-Laws which provide shareholders cumulative voting rights.

Notice of Business. The New Bylaws add a provision requiring specific procedural requirements for parties (including shareholders) to bring proposals before the Annual Meeting of Shareholders. Generally, notice of business is timely if it is given to the Company no less than 50 nor more than 75 days prior to the meeting. Notice of business shall require a description of the proposed business and identification of the shareholder(s) and relationships of others connected with the proposed business. The person presiding over the meeting shall determine whether the business was properly brought before the meeting.

Number and Election of Directors. The New Bylaws expand the number of directors to a range of no less than five nor more than nine with the exact number of directors to be determined from time to time by the Board of Directors. The Existing By-Laws provide for a range of no less than five nor more than seven with the exact number of directors being determined from time to time by the Board of Directors.

Nomination of Directors. The New Bylaws add specific procedural and content requirements for shareholders to make nominations to the Board of Directors. The requirements are essentially the same as in the "Notice of Business" section described above.

Vacancies. The New Bylaws omit the provision in the Existing By-Laws which allowed shareholders to fill vacancies on the Board of Directors when the shareholders authorize an increase in the number of directors or when the directors fail to fill a vacancy. Under the New Bylaws, the directors have the power to fill vacancies and such newly appointed director serves until the next Annual Meeting of Shareholders.

Action By Written Consent. The New Bylaws adopt the Delaware Law provision which allows any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if all such members consent in writing to the action taken.

Removal. The New Bylaws add a provision which adopts the Delaware Law provision that permits shareholders to remove a director, with or without cause, at a properly called meeting of shareholders.

Record Date. The New Bylaws increase the time for fixing the record date for shareholder voting to not more than 60 nor less than 10 days before a meeting. The Existing By-Laws provide that the record date may be fixed not more than 30 days before a meeting.

Chairman of the Board. The New Bylaws make the Chairman of the Board a non-officer position.

Mandatory Retirement. The New Bylaws require directors to retire at age 76 but allow current directors to retire at age 78. The Existing By-Laws had no similar provision.

Indemnification. The New Bylaws provide a more thorough treatment of indemnification of directors, officers, employees and agents in accordance with Delaware Law.

Amendments. The New Bylaws grant the Board of Directors the power to amend the Bylaws whereas the Existing By-Laws restricted the Board of Directors' right to amend the By-Laws in many regards without majority shareholder approval.

There are other revisions in the New Bylaws in order to update for changes in Delaware Law.

The Board of Directors unanimously recommends a vote FOR the proposal.

CERTAIN TRANSACTIONS WITH RELATED PARTIES

On February 16, 1995, the Estate of Earl A. Scheib (the "Estate"), which is the owner, as of May 17, 1995, of 1,299,684 shares (the "Shares") of the Common Stock of the Company and over which Mr. Donald R. Scheib, a director and Chairman of the Board of Directors of the Company, is one of two successor co-executors, obtained a loan of $3,000,000 from a bank pursuant to a Credit Agreement (the "Credit Agreement").

Generally, the Company receives $18,750 from the Estate during each quarter that the loan is outstanding and the Estate has agreed to reimburse the Company for amounts spent, if any, by the Company pursuant to a Put Agreement, described below. In addition the Estate has granted the Company a lien on a parcel of real property owned by the Estate, which is currently the subject of an escrow arrangement, to secure any payments due the Company by the Estate. Pursuant to a Put, Call and Registration Rights Agreement (the "Put Agreement") the bank has the right to "put" the loan to the Company upon certain terms and conditions, including a default by the Estate, and the Company has the right to "call" the loan from the bank on certain terms and conditions. The Credit Agreement is secured by a pledge of the Shares such that if the Company acquires the loan it also acquires the Shares as security for repayment of amounts owing under the Credit Agreement. In the event of a default under the stock pledge, a change in control of the Company could result.

SECTION 16(A) REPORTING DELINQUENCIES

Under federal securities laws and rules of the Securities and Exchange Commission, directors and executive officers of the Company, as well as persons holding more than 10% of the Company's outstanding shares of Common Stock, are required to file reports showing their initial ownership of the Company's Common Stock and any subsequent changes in that ownership with the Securities and Exchange Commission and the American Stock Exchange by certain specified due dates. Based solely on the Company's review of copies of such reports furnished to the Company and written representations that no other reports were required to be filed, during fiscal 1995, all such reports that were required were filed on a timely basis, except that Mr. Donald R. Scheib, reported a single transaction on Form 5 filed in May 1995, which transaction should have been reported on Form 4 on or before April 10, 1995, and Mr. Sam LaMonto reported a single transaction on Form 5 filed in June, 1995, which transaction should have been reported on Form 4 on or before April 10, 1995.

SHAREHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

Shareholders of record who wish to have their proposals considered for inclusion in the Company's Proxy Statement for the 1996 Annual Meeting of Shareholders should deliver such proposals in writing to the Company, addressed as follows: Earl Scheib, Inc., 8737 Wilshire Boulevard, Beverly Hills, California 90211, Attention: Yvonne E. Beattie, Secretary. Such proposals must be received by the Company at the foregoing address no later than March 17, 1996, to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

OTHER BUSINESS

The Board of Directors is not aware of any matter which may properly be presented for action at the Meeting other than the matters set forth herein, but, should any other matter requiring a vote of the shareholders arise, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies, discretionary authority to do so being included in the proxy, in the interests of the Company.

PROXIES AND SOLICITATIONS

Proxies for the Meeting are being solicited by mail directly and through brokerage and banking institutions. The Company will pay all expenses in connection with the solicitation of proxies. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company personally, by telephone, or by telegraph. The Company does not expect to pay any fees or compensation for the solicitation of proxies but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses in sending proxy material to principals and obtaining their proxies.

AVAILABILITY OF FORM 10-K

The Company's Annual Report on Form 10-K for the fiscal year ended April 30, 1995, including the financial statements and schedules thereto, as filed with the Securities and Exchange Commission, will be furnished to shareholders upon written request without charge. A copy may be requested by writing to Yvonne E. Beattie, Secretary, Earl Scheib, Inc., 8737 Wilshire Boulevard, Beverly Hills, California 90211.

                                          By order of the Board of Directors

                                            /s/ Yvonne E. Beattie

                                              YVONNE E. BEATTIE
                                                   Secretary

Beverly Hills, California
July 17, 1995

                                                                       EXHIBIT A

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                               EARL SCHEIB, INC.

                                   ARTICLE I

                                    OFFICES

SECTION 1. REGISTERED OFFICE.

The registered office of Earl Scheib, Inc. (the "Corporation") shall be C.T. Corporation at 1209 Orange Street, Wilmington, Delaware 19801.

SECTION 2. PRINCIPAL PLACE OF BUSINESS.

The Board of Directors shall fix the location of the principal executive office of the Corporation at any place within or without the State of Delaware as the Board of Directors determines from time to time or as the business of the Corporation may require.

SECTION 3. OTHER OFFICES.

The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

SECTION 1. PLACE OF MEETINGS.

Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors (and in the case of a special meeting, by the Board of Directors or the person calling the special meeting as authorized by Section 3 of this
Article II) and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

SECTION 2. ANNUAL MEETINGS.

The Annual Meetings of Stockholders shall be held on such date and at such time and place as may be fixed by the Board of Directors and stated in the notice of the meeting, for the purpose of electing directors and for the transaction of such other business as is properly brought before the meeting in accordance with these Bylaws. Written notice of the Annual Meeting stating the place, date and hour of the Annual Meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

SECTION 3. SPECIAL MEETINGS.

Special meetings of stockholders, for any purpose or purposes, may be called by the Board of Directors pursuant to a resolution adopted by a majority of the directors then in office. Special meetings of stockholders may not be called by any other person or persons. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, and only such business as is stated in such notice shall be acted upon thereat.

SECTION 4. NOTICE OF BUSINESS.

To be properly brought before the Annual Meeting, business must be either (i) specified in the notice of Annual Meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) brought before the Annual Meeting by or at the direction of the Board of Directors, or
(iii) properly brought before the Annual Meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a stockholder, the stockholder must be a stockholder of record on the date of giving of the notice provided for in this section and such stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received by the Corporation's Secretary at 8737 Wilshire Boulevard, Beverly Hills, California 90211, or such address as is then the Corporation's primary corporate office (other than a request for inclusion of a proposal in the Corporation's proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, ("1934 Act")) not less than fifty (50) days nor more than seventy-five (75) days prior to the meeting; provided, however, that in the event that less than sixty-five (65) days' notice or prior public disclosure of the date of the Annual Meeting is given or made to stockholders, notice by a stockholder to be timely must be so received not later than the close of business on the fifteenth (15th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the Annual Meeting (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and record address of the stockholder(s) proposing such business, (iii) the class, series and number of shares of the Corporation which are beneficially owned by the stockholder(s), and (iv) a description of all arrangements and understandings between such stockholder(s) and any other person or persons in connection with such business and any material interest of the stockholder(s) in such business. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at the Annual Meeting except in accordance with the procedures set forth in this Article II, Section 4. The person presiding at an Annual Meeting shall, if the facts warrant, determine and declare to the Annual Meeting that business was not properly brought before the Annual Meeting in accordance with the provisions of this Article II, Section 4, and if he should so determine, he shall so declare to the Annual Meeting and any such business not properly brought before the meeting shall not be transacted.

SECTION 5. QUORUM.

Except as may be otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

SECTION 6. VOTING; PROXIES.

Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of record of a majority of the stock represented and entitled to vote thereon. Unless otherwise provided in the Certificate of Incorporation, each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine.

SECTION 7. ACTION WITHOUT MEETING.

Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, and without a vote, if a consent in writing, setting forth the action so taken, shall be signed, in person or by proxy, by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted in person or by proxy. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing, but who were entitled to vote on the matter.

SECTION 8. ORGANIZATION.

All meetings of the stockholders shall be presided over by the Chairman of the Board of Directors or, if he or she is not present, by the President, and if he or she is not present, by such officer or director as is designated by the Board of Directors. The Secretary of the Corporation or, if he or she is not present, any Assistant Secretary or other person designated by the presiding officer shall act as secretary of the meeting.

SECTION 9. LIST OF STOCKHOLDERS ENTITLED TO VOTE.

The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, or shall cause to be prepared and made, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

SECTION 10. STOCK LEDGER.

The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by
Section 9 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

SECTION 11. INSPECTORS OF ELECTION.

Before any meeting of stockholders, the Board of Directors shall appoint one or more inspectors to act at the meeting and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

The inspectors shall: (a) ascertain the number of shares outstanding and the voting power of each; (b) determine the shares represented at the meeting and the validity of proxies and ballots; (c) count all votes and ballots; (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination made by the inspectors; and (e) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. In determining the validity and counting of proxies and ballots, the inspectors shall act in accordance with applicable law. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

                                  ARTICLE III

                                   DIRECTORS

SECTION 1. NUMBER AND ELECTION OF DIRECTORS.

Subject to the rights, if any, of holders of preferred stock of the Corporation to elect directors of the Corporation, the Board of Directors shall consist of not less than five (5) nor more than nine (9) members with the exact number of directors to be determined from time to time by resolution duly adopted by the Board of Directors. Directors shall be elected by a plurality of the votes cast at Annual Meetings of stockholders, and each director so elected shall hold office until the next Annual Meeting of stockholders and until a successor has been duly elected and qualified. Any director may resign at any time effective upon giving written notice to the Corporation, unless the notice specifies a later time for the effectiveness of such resignation. Directors need not be stockholders.

SECTION 2. NOMINATION OF DIRECTORS.

Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation at the Annual Meeting may be made at such meeting by or at the direction of the Board of Directors, by any committee or persons appointed by the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this
Article III, Section 2. Such nominations by any stockholder shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than fifty (50) days nor more than seventy-five (75) days prior to the meeting; provided, however, that in the event that less than sixty-five (65) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the fifteenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder's notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person, and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations of the Securities and Exchange Commission under
Section 14 of the 1934 Act; and (ii) as to the stockholder giving the notice
(a) the name and record address of the stockholder; (b) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder; (c) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons pursuant to which the nominations are to be made by the stockholder; (d) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in the stockholder's notice; and
(e) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the 1934 Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as director if elected. In addition, the Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The officer of the Corporation presiding at an Annual Meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

SECTION 3. REMOVAL.

At any meeting of stockholders properly called for such purpose and with prior notice thereof and subject to the limitations set forth in Section 141(k) of the General Corporation Law of Delaware, all the directors, or all the directors of a particular class, or any individual director, may be removed, with or without cause, by the affirmative vote of a majority of the issued and outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class).

SECTION 4. VACANCIES.

Any vacancy on the Board of Directors, howsoever resulting, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office until a successor is elected at an Annual Meeting of Stockholders. A vacancy or vacancies shall be deemed to exist in the case of death, resignation or removal of any director, or if stockholders increase the authorized number of directors or fail to elect the full number of authorized directors. If a director tenders his resignation to the Board of Directors, the Board may elect a successor to take office at such time as the resignation becomes effective. No reduction of the number of directors shall have the effect of removing a director prior to the expiration of his term of office.

SECTION 5. DUTIES AND POWERS.

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

SECTION 6. CHAIRMAN OF THE BOARD OF DIRECTORS.

The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors, and shall exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or as prescribed by these Bylaws. The Chairman of the Board of Directors shall be a non-officer position.

SECTION 7. MEETINGS.

The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the President, or by a majority of the Board of Directors. Notice thereof, stating the place, date and hour of the meeting, shall be given to each director either by mail not less than four (4) days before the date of the meeting, or personally or by telephone, facsimile, telegram, telex or similar means of communication on twelve (12) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

SECTION 8. QUORUM; ACTION OF BOARD OF DIRECTORS.

Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

SECTION 9. ACTION BY WRITTEN CONSENT.

Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

SECTION 10. MEETINGS BY MEANS OF CONFERENCE TELEPHONE.

Members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this
Article III, Section 10 shall constitute presence in person at such meeting.

SECTION 11. COMMITTEES.

The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board of Directors may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member.

Any committee, to the extent allowed by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. No such committee shall have power or authority in reference to amending the Certificate of Incorporation of the Corporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, or amending these Bylaws; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Unless the Board of Directors otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to these Bylaws.

The Board of Directors shall appoint a committee designated the Audit Committee of which at least a majority of members are independent directors, and the Board of Directors shall have the power to appoint the Chairman of the Audit Committee.

SECTION 12. FEES AND COMPENSATION.

Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by the Board of Directors from time to time. Nothing herein shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

SECTION 13. MANDATORY RETIREMENT.

Directors shall retire at the Annual Meeting of Stockholders held after such director attains age 76. Directors who are in office as of the date of adoption of this Section 13 shall retire at the Annual Meeting of Stockholders held after such director attains age 78.

                                   ARTICLE IV

                                    OFFICERS

SECTION 1. GENERAL.

The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. The Board of Directors, in its sole discretion, may also choose a Vice Chairman of the Board of Directors (who must be a director), one or more Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The salaries of all officers shall be fixed by the Board of Directors, or a committee thereof.

SECTION 2. ELECTION.

The Board of Directors shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time solely by the Board of Directors, which determination may be by resolution of the Board of Directors or in any bylaw provision duly adopted or approved by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any vacancy occurring in any office of the Corporation may be filled only by the Board of Directors.

SECTION 3. REMOVAL AND RESIGNATION OF OFFICERS.

Subject to the right, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting thereof, or except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

Any officer may resign at any time by giving written notice to the Board of Directors or to the President or Secretary of the Corporation. Any such resignation shall take effect upon the date of receipt of such notice or at any later time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any such resignation is without prejudice to the rights, if any of the Corporation under any contract to which the officer is a party.

SECTION 4. PRESIDENT.

The President shall be the Chief Executive Officer of the Corporation and shall report and be subject to the control of the Board of Directors and shall supervise and control the conduct of the operations of the Corporation and its officers to achieve the Corporation's objectives and to ensure that the activities of the various subsidiaries, divisions and other operating units of the Corporation are properly coordinated. The President shall perform all duties incident to the office of the Chief Executive Officer and such other duties as from time to time may be assigned or delegated to him by the Board of Directors.

The President shall be a member EX OFFICIO of all committees created by the Board of Directors, excluding the Audit Committee and any committee to which he has been designated a regular member by the Board of Directors. He shall have the right to delegate any of his powers to any other officer or employee.

During the absence, disability, or at the request of the Chairman of the Board of Directors, the President shall perform the duties and exercise the powers of the Chairman of the Board of Directors. In the absence or disability of both the President and the Chairman of the Board of Directors, the person designated by the Board of Directors shall perform the duties and exercise the powers of the President, and unless otherwise determined by the Board, the duties and powers of the Chairman.

SECTION 5. VICE PRESIDENTS.

In the absence or disability of the President, the Vice Presidents, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall have all powers of, and be subject to, all limitations on the powers of, the President. Each Vice President shall have such other powers and perform such other duties as from time to time may be prescribed by the Board of Directors or these Bylaws or are incident to the office of Vice President.

SECTION 6. SECRETARY.

The Secretary shall keep or cause to be kept, at the principal office or such other place as the Board of Directors may order, a book of minutes of all meetings of stockholders, the Board of Directors and its committees, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at Board of Directors and committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof. The Secretary shall keep, or cause to be kept, a copy of the Bylaws of the Corporation at the principal office or business office of the Corporation.

The Secretary shall keep, or cause to be kept, at the principal office or at the office of the Corporation's transfer agent or registrar, if one be appointed, a stock register, or a duplicate stock register, showing the names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors and any committees thereof required by these Bylaws or by law to be given, shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

SECTION 7. TREASURER.

The Treasurer shall have the custody of the corporate funds and securities of the Corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation including, but not limited to, accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. Any surplus, including earned surplus, paid-in surplus, and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all times be open to inspection by any director. The Treasurer shall send or cause to be sent to the stockholders of the Corporation such financial statements and reports as are by law or these Bylaws required to be sent to them.

The Treasurer shall deposit all moneys and valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all transactions and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors.

SECTION 8. OTHER OFFICERS.

Such other officers or assistant officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

SECTION 9. EXECUTION OF CONTRACTS AND OTHER DOCUMENTS.

Any officer of the Corporation may execute, affix the corporate seal and/or deliver, in the name and on behalf of the Corporation, deeds, mortgages, notes, bonds, contracts, agreements, powers of attorney, guarantees, settlements, releases, evidences of indebtedness, conveyances, or any other document or instrument which is authorized by the Board of Directors (which authorization may be general or confined to specific instances) or is required to be executed in the ordinary course of business, except in cases where the execution, affixation of the corporate seal and/or delivery thereof shall be expressly and exclusively delegated by the Board of Directors to some other officer or agent of the Corporation.

                                   ARTICLE V

                                     STOCK

SECTION 1. FORM OF CERTIFICATES.

Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chairman or Vice Chairman of the Board of Directors, or by the President or any Vice President, and (ii) by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation. Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the Board of Directors or these Bylaws may provide; provided, however, that any such certificate so issued prior to full payment shall state the amount remaining unpaid and the terms of payment thereof. Any stock certificate shall also contain such legend or other statement as may be required by law or by any agreement between the Corporation and the issuee thereof.

SECTION 2. SIGNATURES.

Where a certificate is countersigned by (i) a transfer agent other than the Corporation or its employee or (ii) a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

SECTION 3. LOST CERTIFICATES.

The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

SECTION 4. TRANSFERS.

Transfers of shares of capital stock of the Corporation shall be made on the stock record of the Corporation only by the holder of record thereof or by his attorney thereunto authorized by the power of attorney duly executed and filed with the Secretary of the Corporation or the transfer agent thereof, and only on surrender of the certificate or certificates representing such shares, properly endorsed or accompanied by a duly executed stock transfer power. The Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue and transfer of certificates representing shares of the capital stock of the Corporation.

SECTION 5. RECORD DATE.

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. The Board of Directors may close the books against transfers of shares during the whole or any part of such period.

SECTION 6. BENEFICIAL OWNERS.

The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

SECTION 7. TRANSFER AGENTS AND REGISTRARS.

The Board of Directors may from time to time appoint one or more transfer agents and registrars in one or more cities; may require all certificates evidencing shares of stock of the Corporation to bear the signature of a transfer agent and registrar; and may provide that such certificates shall be transferable in more than one city.

                                   ARTICLE VI

                                    NOTICES

SECTION 1. NOTICES.

Whenever written notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, telex, cable or facsimile transmission followed, if required by law, by deposit in the United States mail, with postage prepaid. If a stockholder supplies no address, notice shall be deemed to have been given if mailed to the principal office of the Corporation, or published at least once in a newspaper of general circulation in the county in which the Corporation's principal office is located.

SECTION 2. WAIVERS OF NOTICE.

Whenever any notice is required by law, the Certificate of Incorporation or these Bylaws, to be given to any director or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting, in person or by proxy in the case of stockholders, shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice unless so required by law, the Certificate of Incorporation or these Bylaws.

                                  ARTICLE VII

                               GENERAL PROVISIONS

SECTION 1. DIVIDENDS.

Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

SECTION 2. DISBURSEMENTS.

All checks or demands for money and notes of the Corporation or other evidences of indebtedness of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

SECTION 3. FISCAL YEAR.

The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

SECTION 4. ANNUAL REPORT.

The Board of Directors of the Corporation shall cause an annual report to be sent to the stockholders not later than one hundred twenty (120) days after the close of the fiscal year. Such report shall be sent at least ten (10) days prior to the Annual Meeting of stockholders to be held during the next fiscal year and in the manner specified in these Bylaws for giving notice to stockholders of the Corporation. The annual report shall contain a balance sheet as of the end of such fiscal year and an income statement and statement of changes in financial position of such fiscal year, accompanied by a report thereon of independent accountants or, if there is no such report, the certificate of an authorized officer of the Corporation that such statements were prepared without audit from the books and records of the Corporation.

SECTION 5. VOTING SECURITIES OWNED BY THE CORPORATION.

Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board of Directors or the President or any other officer or officers authorized by the Board of Directors, the Chairman of the Board of Directors or the President, and any such officer may, in the name of and on behalf of the Corporation, vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation and take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

SECTION 6. INSPECTION OF BYLAWS.

This Corporation shall keep in its principal office for the transaction of business, the original or a copy of these Bylaws as amended or otherwise altered to date, certified by the Secretary of the Corporation, which shall be open to inspection, upon prior written demand delivered to the Secretary of the Corporation, by the stockholders at all reasonable times during office hours.

SECTION 7. INSPECTION OF CORPORATE RECORDS.

Any stockholder, in person of by an attorney or other agent, shall upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any purpose reasonably related to such person's interest as a stockholder, the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom.

SECTION 8. CORPORATE SEAL.

The corporate seal, if any, shall be circular in form and shall have inscribed thereon the name of the Corporation, the date of incorporation and the word "Delaware."

                                  ARTICLE VIII

                                INDEMNIFICATION

SECTION 1. AGENTS, PROCEEDINGS AND EXPENSES.

For the purposes of this Article, "agent" means any person who is or was a director, officer, employee, or other agent of this Corporation, or is or was serving at the request of this Corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of this Corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under this Article VIII.

SECTION 2. ACTIONS OTHER THAN BY THE CORPORATION.

Subject to Section 4 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was an agent of this Corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, or that the person had reasonable cause to believe that his conduct was unlawful.

SECTION 3. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION.

Subject to Section 4 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was an agent of the Corporation against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him (including attorneys' fees) in connection with such action, suit or proceeding if such person acted in good faith and in a manner that such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any proceeding, claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or misconduct in the performance of his or her duty to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs which the Delaware Court of Chancery or such other court shall deem proper.

SECTION 4. AUTHORIZATION OF INDEMNIFICATION.

Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the agent is proper in the circumstances because such agent has met the applicable standard of conduct set forth in
Section 2 or Section 3 of this Article VIII, as the case may be. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such proceeding, or
(b) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders. To the extent, however, that an agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

SECTION 5. GOOD FAITH DEFINED.

For purposes of any determination under Section 3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person's conduct was unlawful, if such person's action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this Section 5 of this Article VIII shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as an agent. The provisions of this Section 5 of this Article VIII shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 2 or Section 3 of this Article VIII, as the case may be.

SECTION 6. INDEMNIFICATION BY A COURT.

Notwithstanding any contrary determination in the specific case under Section 4 of this Article VIII, and notwithstanding the absence of any determination thereunder, any agent may apply to any court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 2 and 3 of this Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the agent is proper in the circumstances because such agent has met the applicable standards of conduct set forth in Section 2 or Section 3 of this Article VIII, as the case may be. Neither a contrary determination in the specific case under
Section 4 of this Article VIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the agent seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 6 of this
Article VIII shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the agent seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

SECTION 7. EXPENSES PAYABLE IN ADVANCE.

Expenses incurred by an agent in defending any proceeding shall be paid by the Corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such agent to repay such amount if it shall ultimately be determined that such agent is not entitled to be indemnified by the Corporation as authorized in this Article VIII.

SECTION 8. OTHER RIGHTS AND REMEDIES.

The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1, 2 and 3 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in Section 1,
Section 2 or Section 3 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise.

SECTION 9. INSURANCE.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

SECTION 10. CERTAIN DEFINITIONS.

For purposes of this Article VIII, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors and officers, so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this
Article VIII, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VIII.

SECTION 11. SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECTION 12. LIMITATION ON INDEMNIFICATION.

Notwithstanding anything contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 6 of this Article VIII), the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

SECTION 13. INVALIDATION.

If this Article VIII or any portion hereof shall be invalidated on any ground by a court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director, officer, employee and agent of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in any judgment or settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article VIII that shall not have been invalidated and to the full extent permitted by applicable law.

                                   ARTICLE IX

                                   AMENDMENTS

SECTION 1. AMENDMENT BY STOCKHOLDERS.

Subject to the provisions of the Certificate of Incorporation, these Bylaws may be altered, amended or repealed at any regular meeting of the Stockholders (or at a special meeting duly called for that purpose) by the approval of not less than a majority of all shares of the Corporation entitled to vote in the election of Directors considered for the purposes of this Article IX as voting as one class; provided, however, that in the notice of such special meeting, notice of such purpose shall be given.

SECTION 2. AMENDMENT BY DIRECTORS.

Subject to the laws of the State of Delaware, the Certificate of Incorporation and these Bylaws, the Board of Directors may by the majority vote of those Directors present at any meeting of the Board of Directors at which a quorum is present amend these Bylaws or enact such other Bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation.

PROXY                          EARL SCHEIB, INC.

  Solicited on behalf of the Board of Directors of EARL SCHEIB, INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on August 15, 1995, at 10:00 A.M., at 3431 Tyler Avenue, El Monte, California.

  The undersigned hereby appoints Yvonne E. Beattie and John K. Minnihan, or either one of them, as proxies, with full power of substitution, to vote all shares of Common Stock of the Company held of record by the undersigned on July 13, 1995 at the Meeting or at any adjournments thereof, on the proposals set forth below and in their discretion upon such other business as may properly come before the Meeting.

  The Board of Directors recommends a vote FOR all nominees listed in Proposal 1 and TO APPROVE Proposal 2.

  1.  ELECTION OF DIRECTORS

      [_] FOR all nominees listed below (except as marked to the contrary below).

      [_] WITHHOLD AUTHORITY to vote for all nominees listed below.

      Philip Wm. Colburn Alexander L. Kyman Donald R. Scheib
      Daniel A. Seigel Robert L. Spencer Robert F. Wilkinson

      (INSTRUCTION: To withhold authority for any individual write that nominee's name on the line provided below.)

      --------------------------------------------------------------------------

  2. Approval of the adoption of the Amended and Restated Bylaws of Earl Scheib, Inc.
                      [_] FOR   [_] AGAINST   [_] ABSTAIN

- - --------------------------------------------------------------------------------

  3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
  This Proxy, when properly executed will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2. All proxies heretofore given by the undersigned are hereby revoked. Receipt of the Proxy Statement dated July 17, 1995 is acknowledged.
  Please mark, sign, date and return this Proxy in the accompanying prepaid envelope.

                                       Date: ____________________________, 1995

                                       ________________________________________
                                                     (Signature)

                                       ________________________________________
                                                     (Signature)
                                       Please sign exactly as your name appears
                                       hereon. When signing as attorney,
                                       executor, administrator, trustee,
                                       guardian or corporate officer, please
                                       include full title.